BARRETT
--------------------------------------------------------------------------------
                                   GROWTH FUND
LETTER TO
SHAREHOLDERS
JULY 24, 2000

--------------------------------------------------------------------------------
            Dear Fellow Shareholders:


            We are pleased to report that the Barrett Growth Fund rose, while the market fell, during the second quarter of 2000. Our long-term strategy of buying strong companies at reasonable valuations was rewarded. The results ending 6/30/00 are shown below:


                                                                            SINCE INCEPTION
                                                                            ---------------
                                              TOTAL RETURN*                    12/29/98
                                              -------------                    --------
                                      SECOND QUARTER  LAST 12 MONTHS   CUMULATIVE   AVERAGE ANNUAL
                                      --------------  --------------   ----------   --------------
                BARRETT GROWTH FUND       +0.09%          +30.92%        +43.23%        +26.93%
                S&P 500 Index             -2.66%           +7.25%        +18.31%        +12.46%

            SECOND CALENDAR QUARTER REVIEW
            ------------------------------
            All of the major stock market indices closed the quarter in negative territory for the first time in two years. The NASDAQ, for example, after gaining 12% in the first quarter, fell 13% in the second. The DOW JONES AVERAGE declined 4%, reflecting the economic sensitivity of the "Old Economy" stocks. Investors reacted negatively to rising interest rates and concerns for the effects a slowing economy may have on corporate profits.

            The stock averages alone do not tell the whole story. The NASDAQ rose 24% during the first two and one-half months of the year and then fell by more that 37%, to close down 2% for the six months ended June 30th. This wild ride pulled the fabled Internet stocks down with it. Amazon, a leading net retailer that we do not own, saw its stock go from $106 in December to $36 at the end of the quarter. Investors fled concept stocks--the biotechs and dot-coms--and returned to companies with high quality earnings.

            Those companies included choices in the Healthcare and Energy sectors. Technology--both networking and semiconductor stocks--continued to do well. Lagging sectors included Basic Industry, Consumer and Telecommunications. Right now there is little visible leadership in the stock market, as investors are rotating from sector to sector rather than making long-term commitments.

            THE PORTFOLIO
            -------------
            The Barrett Growth Fund is a diversified stock fund with the objective of investing in a number of growing sectors. We focus on companies with solid underlying unit growth. For example, Pfizer, our largest healthcare holding, will deliver 15% greater volume next year over this year. This increased unit growth will lead to revenue growth and an increase in profits. Profit increases should drive stock price appreciation on a long-term basis. Shown below is a pie chart that illustrates the sector weightings of the
            Fund:

              AS OF 6/30/00, FIGURES AS A PERCENT OF NET ASSETS
              -------------------------------------------------
                                  [Pie chart]

CHART DATA:

Basic Industry 14%

Consumer 13%

Financial 15%

Health Care 11%

Information Services 8%

Software & Electronics 19%

Telecom 15%

Cash & Equivalents 5%



* The performance data quoted represents past performance. The investment return and principal value of an investment will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

                                     BARRETT
--------------------------------------------------------------------------------
                                   GROWTH FUND

          The five best performing stocks in the second quarter were:

                                         BEST PERFORMING
                                         ---------------
                             Company                     % Change
                             -------                     --------
                           Eli Lilly                       +60%
                           EMC Corp.                       +38%
                           Schering Plough                 +37%
                           Clorox                          +33%
                           Pfizer                          +29%

                        TEN LARGEST EQUITY POSITIONS AS PERCENT OF EQUITY
                        -------------------------------------------------
           Intel Corp.                    5.5%    Network Appliance            3.1%
           Oracle                         3.9%    Pfizer                       3.1%
           Computer Sciences              3.6%    Medtronic                    3.0%
           Cisco Systems                  3.3%    Charles Schwab               3.0%
           American International Group   3.1%    General Electric             2.9%

          We added a number of new stocks to the Fund in the last quarter. SUN MICROSYSTEMS (1.2% of the Fund as of 6/30/00) manufactures Unix servers and workstations that are used to run the majority of websites in the world. We expect Sun to grow at better than 20% for the next few years. This is another way to invest in the rapid growth of the Internet infrastructure, as is EMC CORP., (1.8%) the clear market leader in the computer storage industry. Earnings at EMC should grow at 30% per annum for the foreseeable future.

          HOME DEPOT (1.2%) is a well-known "do-it-yourself" retailer. The stock sold off on fears of a slowing economy and we added it to the portfolio. The company has been rapidly expanding its store base and has new retail formats that we believe will be successful. LIBERTY MEDIA (2.3%) holds interests in a number of media, cable, satellite and tele-communications properties. Managed by John Malone, Liberty takes minority positions in public and private companies, improves their business models, and then, where appropriate, merges these companies with other firms on a tax efficient basis to increase shareholder value. These new purchases, as with existing companies in the portfolio, have rising sales and earnings, which should lead to higher stock prices in the long run.

          INVESTMENT OUTLOOK
          ------------------
          We expect the volatility in the market to remain high. Oil prices will continue to fluctuate, based on demand and OPEC policy. The presidential candidates may promise programs or regulations that could upset investors. Most importantly, the Federal Reserve may not be done raising interest rates should the economy refuse to slow. Interim distress should be replaced by conviction that inflation will remain low and that any profits weakness in 2000 should be followed by a resumption of growth in 2001. As your Fund grows, we will seek to take advantage of the market's volatility by purchasing superior companies at reasonable prices.

          Thank you for choosing the Barrett Growth Fund. You may wish to visit us at our web site, www.barrettassociates.com.
          Please call toll-free (877) 363-6333 with any questions.

          Sincerely,




          /S/ Robert E. Harvey
          Robert E. Harvey, CFA
          President




          /S/ Robert J. Voccola    /S/ Peter H. Shriver    /S/ Larry W. Seibert
          Robert J. Voccola, CFA   Peter H. Shriver, CFA   Larry W. Seibert, CFA
          Lead Portfolio Manager   Portfolio Manager       Portfolio Manager

--------------------------------------------------------------------------------

                                     BARRETT
--------------------------------------------------------------------------------
                                   GROWTH FUND


                                  [Line chart]

CHART DATA:

                Barrett        S&P 500          Russell 3000
                Growth
                Fund
12/29/98        10000          10000            10000
12/31/98        10020           9900             9986
6/30/99         10940          11125.6          11120.4
12/31/99        13380          11983.4          12073.4
6/30/99         14323.1        11933.1          12188.1


--------------------------------------------------------------------------------

  THIS CHART ASSUMES AN INITIAL GROSS INVESTMENT OF $10,000 MADE ON 12/29/98 (COMMENCEMENT OF OPERATIONS). RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS. IN THE ABSENCE OF FEE WAIVERS AND REIMBURSEMENTS, TOTAL RETURN WOULD BE REDUCED. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

  RUSSELL 3000 INDEX - An unmanaged index which measures the performance of those companies within the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

  S&P 500 INDEX - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

                                          Average Annual Total Return
                                             through June 30, 2000
                                       One Year         Since Inception
                                       --------         ---------------
Barrett Growth Fund                     30.92%              26.93%
S&P 500                                  7.25%              12.46%
Russell 3000                             9.60%              14.24%

--------------------------------------------------------------------------------

                                     BARRETT
--------------------------------------------------------------------------------
                                   GROWTH FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2000


                                             MARKET
   SHARES                                     VALUE
---------                                   --------

            COMMON STOCKS - 96.39%
            BUSINESS SERVICES - 5.00%
   8,895    Automatic Data
             Processing, Inc.            $   476,438
  12,000    First Data Corporation           595,500
                                         -----------
                                           1,071,938
                                         -----------

            COMPUTER SERVICES &
            OUTSOURCING - 3.46%
   9,930    Computer Sciences
             Corporation *                   741,647
                                         -----------

            CONSUMER PRODUCTS - 3.84%
   5,000    The Clorox Company               224,062
  10,000    Colgate-Palmolive Company        598,750
                                         -----------
                                             822,812
                                         -----------

            ELECTRONICS - 11.20%
   5,000    EMC Corporation *                384,687
   8,430    Intel Corporation              1,126,986
   8,000    Network Appliance, Inc.*         644,000
   2,700    Sun Microsystems, Inc.*          245,531
                                         -----------
                                           2,401,204
                                         -----------

            ENERGY - 6.68%
   8,000    Anadarko Petroleum
             Corporation                     394,500
  10,000    BP Amoco Plc ADR                 565,625
  10,000    Halliburton Company              471,875
                                         -----------
                                           1,432,000
                                         -----------

            FINANCIAL SERVICES - 13.46%
   5,500    American International
             Group, Inc.                     646,250
  18,300    The Charles Schwab
             Corporation                     615,338

                                             MARKET
   SHARES                                     VALUE
---------                                   --------

            FINANCIAL SERVICES (CONTINUED)
   4,500    The Goldman Sachs
             Group, Inc.                 $   426,937
   4,000    Providian Financial
             Corporation                     360,000
   4,000    State Street Corporation         424,250
   9,000    Zions Bancorporation             413,016
                                         -----------
                                           2,885,791
                                         -----------

            INDUSTRIAL - 7.23%
  11,500    General Electric Company         609,500
  10,000    Honeywell International Inc.     336,875
   7,000    Pitney Bowes Inc.                280,000
   5,500    United Parcel Service, Inc. -
             Class B                         380,000
                                         -----------
                                           1,550,875
                                         -----------

            MEDIA & ENTERTAINMENT - 6.04%
   4,500    America Online, Inc.*            237,375
  20,000    Liberty Media Group*             485,000
   9,880    Carnival Corporation             192,660
   5,000    Time Warner Inc.                 380,000
                                         -----------
                                           1,295,035
                                         -----------

            MEDICAL DEVICES &
            SERVICES - 3.25%
   4,500    IMS Health Incorporated           81,000
  12,360    Medtronic, Inc.                  615,683
                                         -----------
                                             696,683
                                         -----------



            PHARMACEUTICALS - 8.22%
   6,000    Amgen Inc.*                      421,500
   4,500    Eli Lilly and Company            449,437
  13,395    Pfizer Inc.                      642,960
   4,930    Schering-Plough Corporation      248,965
                                         -----------
                                           1,762,862
                                         -----------

     See accompanying Notes to the Financial Statements

--------------------------------------------------------------------------------

                                     BARRETT
--------------------------------------------------------------------------------
                                   GROWTH FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2000


                                             MARKET
   SHARES                                     VALUE
---------                                   --------

            REAL ESTATE - 1.72%
   8,000    Equity Residential
             Properties Trust            $   368,000
                                         -----------

            RETAILING - 3.19%
   5,000    Home Depot, Inc.                 249,687
   7,500    Target Corporation               435,000
                                         -----------
                                             684,687
                                         -----------

            SOFTWARE - 7.86%
  11,860    Computer Associates
             International, Inc.             607,084
   3,400    Microsoft Corporation*           272,000
   9,580    Oracle Corporation*              805,319
                                         -----------
                                           1,684,403
                                         -----------

            TELECOMMUNICATION & DATA
            NETWORK EQUIPMENT - 10.59%
  10,860    Cisco Systems, Inc.*             690,289
   7,000    Genuity Inc.*                     64,094
   8,500    Lucent Technologies Inc.         503,625
  10,000    Nokia Corp.                      499,375
   6,000    Sanmina Corporation*             513,000
                                         -----------
                                           2,270,383
                                         -----------

            TELECOMMUNICATION
            SERVICES - 4.65%
  12,000    Vodafone AirTouch Plc ADR        497,250
  10,900    WorldCom, Inc.*                  500,038
                                         -----------
                                             997,288
                                         -----------

            Total common stocks
            (Cost $16,383,532)           $20,665,608
                                         ===========


PRINCIPAL                                    MARKET
   AMOUNT                                     VALUE
---------                                   --------

            U.S. TREASURY
            OBLIGATIONS - 0.12%
$   5,000   U.S. Treasury Note, 5.250%,
             due 1/31/01                 $    44,969
   20,000   U.S. Treasury Note, 5.375%,
             due 2/15/01                      19,875
                                         -----------
            Total U.S. Treasury
             Obligations (Cost $25,853)       24,844
                                         ===========


            VARIABLE RATE
            DEMAND NOTES  # - 4.53%
  168,024   American Family Financial
             Services, Inc., 6.3060%     $   168,024
  182,478   Firstar Bank, 6.4238%            182,478
  208,261   Sara Lee Corporation,
             6.2738%                         208,261
  207,282   Wisconsin Corporate Central
             Credit Union, 6.3438%           207,282
  205,447   Wisconsin Electric Power
             Company, 6.3060%                205,447
                                         -----------
            Total variable rate demand
             notes (Cost $971,492)           971,492
                                         ===========
            Total investments - 101.04%
             (Cost $17,380,877)           21,661,944
            Liabilities in excess of
             other assets - (1.04%)         (221,611)
                                         -----------

            TOTAL NET ASSETS - 100.00%   $21,440,333
                                         ===========

 *  Non-income producing security.
 # Variable rate demand notes are considered short-term obligations and are payable on demand at the market value. The interest rates change periodically at specified dates. The rates shown are as of June 30, 2000.

               See accompanying Notes to the Financial Statements

--------------------------------------------------------------------------------

                                     BARRETT
--------------------------------------------------------------------------------
                                   GROWTH FUND


STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000

ASSETS:
   Investments in securities,
     at market value
     (cost: $17,380,877)                 $21,661,944
   Accrued dividends and interest             19,044
   Prepaid assets                             10,552
                                         -----------
   Total assets                           21,691,540
                                         -----------

LIABILITIES:
   Payable to Adviser                            567
   Payable to Custodian                       16,726
   Payable for securities purchased          187,005
   Accrued expenses                           46,909
                                         -----------
   Total liabilities                         251,207
                                         -----------
   Net assets applicable to
     outstanding capital stock           $21,440,333
                                         ===========

NET ASSETS CONSIST OF:
   Capital stock                         $16,296,271
   Accumulated undistributed
     net realized gain on investments        862,995
   Unrealized appreciation
     on investments                        4,281,067
                                         -----------
   Total Net Assets                      $21,440,333
                                         ===========

Shares outstanding (unlimited
   shares of $0.001 par value
   authorized)                             1,525,364
                                         -----------

Net asset value, offering and
   redemption price per share            $     14.06
                                         ===========






STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2000

INVESTMENT INCOME:
   Dividend income (net of
     withholding tax of $1,028)          $    85,909
   Interest income                            42,156
                                         -----------
   Total investment income                   128,065
                                         -----------

EXPENSES:
   Investment advisory fee                   132,925
   Legal and audit fees                       37,688
   Administration fees                        34,843
   Shareholder servicing fees
     and expenses                             34,788
   Distribution expenses                      33,231
   Federal and state registration             31,461
   Fund accounting fees                       25,620
   Reports to shareholders                    22,791
   Other expenses                             11,346
   Custody fees                                5,425
   Trustees fees and expenses                  3,294
                                         -----------
   Total expenses before
     Adviser reimbursement                   373,412
   Less fees and expenses
     reimbursed and waived
     by Adviser                             (207,255)
                                         -----------
   Net expenses                              166,157
                                         -----------
   Net investment loss                       (38,092)
                                         -----------

NET REALIZED AND
UNREALIZED GAIN:
   Net realized gain
     on investments                           41,554
   Net change in unrealized
     appreciation on investments           3,513,846
                                         -----------
   Net realized and unrealized
     gains on investments                  3,555,400
                                         -----------

   Net increase in net assets
     resulting from operations           $ 3,517,308
                                         ===========

                 See accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                     BARRETT
--------------------------------------------------------------------------------
                                   GROWTH FUND


STATEMENT OF CHANGES IN NET ASSETS

                                                                                            DECEMBER 29, 1998*
                                                                       YEAR ENDED                 THROUGH
                                                                      JUNE 30, 2000            JUNE 30, 1999
                                                                    -----------------       ------------------

OPERATIONS:
   Net investment loss                                                 $   (38,092)              $   (9,428)
   Net realized gain on investments                                         41,554                1,202,397
   Net change in unrealized appreciation on investments                  3,513,846                  767,221
                                                                       -----------               ----------
   Net increase in assets resulting from operations                      3,517,308                1,960,190
                                                                       -----------               ----------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                             8,675,432                7,729,359
   Proceeds from shares issued to holders in
     reinvestment of dividends                                             330,811
   Cost of shares redeemed                                                (492,098)                 (37,805)
                                                                       -----------               ----------
   Net increase in net assets from capital share transactions            8,514,145                7,691,554
                                                                       -----------               ----------


DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gain on investments                                       (342,864)                      --
                                                                       -----------               ----------
   Net decrease in net assets from distributions to shareholders          (342,864)                      --
                                                                       -----------               ----------

TOTAL INCREASE IN NET ASSETS                                            11,688,589                9,651,744
                                                                       -----------               ----------

NET ASSETS:
   Beginning of year                                                   $ 9,751,744               $  100,000
                                                                       -----------               ----------
   End of year                                                         $21,440,333               $9,751,744
                                                                       ===========               ==========
 * Commencement of operations.


                 See accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                     BARRETT
--------------------------------------------------------------------------------
                                   GROWTH FUND
FINANCIAL HIGHLIGHTS

Per share data for a share of capital stock                                            DECEMBER 29, 1998(1)
outstanding for the entire period and selected                  YEAR ENDED                  THROUGH
information for the period are as follows:                     JUNE 30, 2000              JUNE 30, 1999
                                                             -----------------            -------------
NET ASSET VALUE

Beginning of year                                                     $ 10.94                  $ 10.00
                                                                      -------                  -------

OPERATIONS
   Net investment loss(2)                                               (0.03)                   (0.01)
   Net realized and unrealized gains
   on securities                                                         3.40                     0.95
                                                                      -------                  -------
    Total from investment operations                                     3.37                     0.94
                                                                      -------                  -------

LESS DISTRIBUTIONS
    Distributions from capital gains                                    (0.25)                      --
                                                                      -------                  -------
                                                                        (0.25)                      --
                                                                      -------                  -------

NET ASSET VALUE
    End of year                                                       $ 14.06                  $ 10.94
                                                                      =======                  =======


Total return                                                            30.92%                    9.40%(3)

Net assets at end of period (000s omitted)                            $21,440                  $ 9,752

RATIO OF EXPENSES TO
   AVERAGE NET ASSETS
     Before expense reimbursement                                        2.81%                    5.22%(4)
     After expense reimbursement                                         1.25%                    1.44%(4)

RATIO OF NET INVESTMENT LOSS
   TO AVERAGE NET ASSETS
     Before expense reimbursement                                       (1.85%)                  (4.02%)(4)
     After expense reimbursement                                        (0.29%)                  (0.24%)(4)

   Portfolio turnover rate                                                 35%                      30%

(1)  Commencement of operations.
(2) Net investment income (loss) per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.
(3)  Not annualized.
(4)  Annualized.
                 See accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                     BARRETT
--------------------------------------------------------------------------------
                                   GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED JUNE 30, 2000


1. ORGANIZATION    The Barrett Growth Fund (the "Fund") is a series of The
                   Barrett Funds (the "Trust"), a business trust organized on September 29, 1998 in the state of Delaware and is registered under the Investment Company Act of 1940, as amended (the
                   "1940 Act"), as an open-end diversified management investment company. The Barrett Growth Fund is currently the only series of the Trust. The Fund commenced operations on December 29, 1998. Barrett Associates Inc., serves as the investment adviser (the "Adviser") for the Fund and is responsible for managing the Fund's portfolio of securities.

2. SIGNIFICANT     a) Organization and Prepaid Initial Registration Expenses
ACCOUNTING         Expenses incurred by the Trust in connection with the
POLICIES           organization and the initial public offering of shares
                   were expensed as incurred. These expenses were advanced by the Adviser, and the Adviser has agreed to voluntarily reimburse the Fund for these expenses, subject to potential recovery (see Note 3). Prepaid initial registration expenses are deferred and amortized over the period of benefit.

                   b) Investment Valuation
                   Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, if that is earlier. Corporate bonds, U.S. government securities and money market instruments are valued at the close of the NYSE. The value of these securities used in computing the NAV of each class is determined as of such time. Variable rate demand notes are valued at amortized cost, which approximates market value.

                   c) Federal Income Taxes
                   The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all Federal income taxes. Therefore, no federal income tax provision is required. Generally accepted accounting principles require that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets. As a result of permanent book-to-tax differences relating to a net operating loss and a return of capital distribution from a REIT, accumulated net investment loss has been increased by $38,647 and accumulated undistributed net realized gain on investments has been decreased by $38,647.

--------------------------------------------------------------------------------

                                     BARRETT
--------------------------------------------------------------------------------
                                   GROWTH FUND

                   d) Use of Estimates
                   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and use assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                   e) Other
                   Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective security.

3. AGREEMENTS      The Trust has an Investment Advisory Agreement (the
                   "Agreement") with the Adviser, with whom certain officers and Trustees of the Trust are affiliated, to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Adviser for its management services at the annual rate of 1.00% of the Fund's average daily net assets.

                   The Adviser has agreed to voluntarily waive its management fee and/or reimburse the Fund's other expenses to the extent necessary to ensure that the Fund's total operating expenses do not exceed 1.25% of its average daily net assets until October 31, 2001. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a period are less than the expense limitation caps, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

--------------------------------------------------------------------------------

                                     BARRETT
--------------------------------------------------------------------------------
                                   GROWTH FUND

4. DISTRIBUTION    The Trust, on behalf of the Fund, has adopted a distribution
PLAN               plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1
                   Plan"), which provides that the Fund may reimburse the Fund's distributor or others at an annual rate of up to 0.25% of the average daily net assets attributable to its shares. Payments under the 12b-1 Plan shall be used to compensate or reimburse the Fund's distributor or others for services provided and expenses incurred in connection with the sale of shares and are tied to the amounts of actual expenses incurred.

5. INVESTMENT      The aggregate purchases and sales of securities, excluding
TRANSACTIONS       short-term investments, by the Fund for the year ended June
                   30, 2000 were as follows:

                                            PURCHASES               SALES
                                         --------------       ---------------
                   U.S. Government       $             0      $             0
                   Other                 $    12,335,140      $     4,475,763

                   At June 30, 2000, gross unrealized appreciation and depreciation of investments for tax purposes were are follows:

                   Appreciation                                      $5,577,065
                  (Depreciation)                                       (544,437)
                                                                     ----------
                   Net unrealized appreciation on investments        $5,032,628
                                                                     ==========

                   At June 30, 2000, the cost of investments for tax purposes was $16,629,316.

                                                 YEAR          DECEMBER 29, 1998
                                                 ENDED              THROUGH
6. SHARES OF                                 JUNE 30, 2000       JUNE 30, 1999
BENEFICIAL                                 -----------------    --------------
INTEREST           Shares sold                 651,266              885,202
                   Shares reinvested            24,289                   --
                   Shares redeemed             (41,735)              (3,658)
                                            ----------           ----------
                   Net increase in shares      633,820              881,544

                   Shares outstanding:
                   Beginning of year           891,544               10,000
                                            ----------           ----------
                   End of year               1,525,364              891,544
                                            ==========           ==========

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                                       11

                                     BARRETT
--------------------------------------------------------------------------------
                                   GROWTH FUND

               -----------------------------------------------------------------
INDEPENDENT    The Shareholders and Board of Trustees
AUDITORS'      of The Barrett Growth Fund:
REPORT
               We have audited the accompanying statement of assets and liabilities of The Barrett Growth Fund (the "Fund"), including the schedule of investments, as of June 30, 2000, and the related statement of operations for the year then ended and the statement of changes in net assets and financial highlights for the year then ended and for the period from December 29, 1998
               (commencement of operations) to June 30, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

               We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

               In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of June 30, 2000 and the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.





               /S/ KPMG LLP
               Chicago, Illinois
               July 26, 2000

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----------------------------------------
            BARRETT GROWTH FUND
             565 Fifth Avenue
            New York, NY 10017
              (877) 363-6333



INVESTMENT ADVISER                                BARRETT GROWTH FUND
BARRETT ASSOCIATES, INC.                          -------------------
565 Fifth Avenue
New York, NY 10017

DISTRIBUTOR
T.O. RICHARDSON SECURITIES, INC.
2 Bridgewater Road
Farmington, CT 06032

ADMINISTRATOR, FUND ACCOUNTANT
& TRANSFER AGENT
FIRSTAR MUTUAL FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
FIRSTAR BANK, N.A.
615 East Michigan Street
Milwaukee, WI 53202

LEGAL COUNSEL
STRADLEY, RONON, STEVENS & YOUNG, LLP
2600 One Commerce Square
Philadelphia, PA 19103

AUDITORS
KPMGLLP
303 East Wacker Drive
Chicago, IL 60601

                                                                   Annual Report
                                        ----------------------------------------
                                                                   June 30, 2000